SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                            November 22, 1999


                   AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware      	                   					               000-24843
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(State of Formation)						                          (Commission File Number)

                                  47-0810385
                     ------------------------------------
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
----------------------------------------                            ----------
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
              --------------------------------------------------
	            (Registrants' telephone number, including area code)

	                               Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





































Item 5. Other Events.

On November 22, 1999, America First Tax Exempt Investors, L.P., a Delaware limited partnership (the "Registrant") entered into a Standby Reimbursement Agreement with Merrill Lynch Capital Services, Inc. ("MLCS"), whereby the Registrant guaranteed repayment to MLCS for any moneys paid by MLCS to Banco Santander Hispano S.A. (the "Bank") which have been paid by the Bank to Continental Casualty Company ("Continental") as surety for the tax-exempt bonds (the "Bonds") which refinanced the Clear Lake Colony Apartments located in West Palm Beach, Florida (the "Project"). The Standby Reimbursement Agreement requires the Registrant to reimburse MLCS for up to $16.33 million (the amount of the Bank letter of credit) plus certain expenses of MLCS if the owner of the Project fails to pay the principal of and interest on the Bonds when due. In connection therewith, the Registrant has pledged to MLCS $10.976 million in tax-exempt bonds and related securities as security under the Standby Reimbursement Agreement. In addition, the Registrant has pledged to MLCS an additional $3.3 million in tax-exempt bonds and related securities as security under a previously existing Standby Reimbursement Agreement with respect to the acquisition of the Iona Lakes Apartments located in Ft. Myers, Florida.

The Registrant entered into the Standby Reimbursement Agreement in order to allow the acquisition of the Project by Clear Lake Colony Acquisition Corporation (the "Purchaser") as part of a plan by the Registrant to acquire certain securities representing an interest in tax-exempt bonds secured by the Project which are anticipated to be issued by the Florida Housing Finance Corporation to Merrill Lynch Pierce Fenner and Smith Incorporated ("Merrill Lynch") on or around June 30, 2000 (the "Refunding Bonds"). The proceeds of the Refunding Bonds will be used to pay off the Bonds and provide permanent financing for the Project. Immediately following the issuance and sale of the Refunding Bonds, Continental's surety bond will be released along with the Bank letter of credit, the MLCS guaranty to the Bank and the Registrant's guaranty to MLCS. At that point, the Registrant's obligations under the Standby Reimbursement Agreement will cease. It is anticipated that Merrill Lynch will then deposit the Refunding Bonds into a trust arrangement and will issue securities evidencing an interest in the Refunding Bonds. The Registrant expects to purchase a portion of these securities from Merrill Lynch.

On November 22, 1999, the Registrant made a $403,000 loan (the "Loan") to the Purchaser to facilitate the acquisition by the Purchaser of the Project. The Loan is unsecured and subordinated.

There is no affiliation between the Registrant and MLCS or Merrill Lynch and the terms of the financing were determined through arm's-length negotiation.






























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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICA FIRST TAX EXEMPT INVESTORS,
                               L.P., the Registrant

                               By America First Capital Associates Limited
                                 Partnership Two, its general partner

                               By America First Companies L.L.C, its general
                                 partner


                               By /s/ Michael Thesing
                                  --------------------------------------------
                                 Michael Thesing, Vice President and Principal Financial Officer


  Dated: December 9, 1999

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